UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 15, 2018
3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2018, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 78,873,691 shares of common stock were present in person or represented by proxy at the Annual Meeting, consisting of approximately 69.3% of the voting power of the Company entitled to vote. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal One:

As set forth below, the Company’s stockholders elected the following directors to serve until the next annual meeting and until their successors are duly elected and qualified:

Nominees for Election to Board of Directors:	Votes For	Votes Against	Abstentions	Broker Non-Votes
William E. Curran	44,574,965	945,813	678,481	32,674,432
Thomas W. Erickson	44,306,971	1,274,553	617,735	32,674,432
Charles W. Hull	44,470,174	1,190,467	538,618	32,674,432
William D. Humes	44,712,603	867,081	619,575	32,674,432
Vyomesh I. Joshi	44,455,506	1,208,336	535,417	32,674,432
Jim D. Kever	40,012,584	5,245,253	941,422	32,674,432
G. Walter Loewenbaum, II	44,681,804	942,501	574,954	32,674,432
Charles G. McClure, Jr.	44,803,538	772,570	623,151	32,674,432
Kevin S. Moore	44,434,629	1,138,518	626,112	32,674,432
John J. Tracy	44,979,569	594,915	624,775	32,674,432
Jeffrey Wadsworth	44,417,552	1,158,694	623,013	32,674,432

Proposal Two:

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in the 2018 Proxy Statement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,170,233	2,338,821	690,205	32,674,432

Proposal Three:

As set forth below, the Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstentions
76,795,041	1,239,500	839,150

Proposal Four:

As set forth below, the stockholder proposal to reduce the ownership required for stockholders to call a special meeting was defeated:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,427,448	22,690,942	2,080,869	32,674,432

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: May 16, 2018
	By:	/s/ Andrew M. Johnson
(Signature)
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary

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